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                                                                   EXHIBIT 10.26

                                                                           SYNON

                  SOFTWARE LICENSE AGREEMENT--PERPETUAL SYNON

                                     SYNON
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Software License Agreement between Synon, Inc. ("Synon") and the undersigned
Licensee ("Licensee"). This agreement sets forth the terms and conditions under which Synon licenses Licensee to use the Programs in object code listed in Schedule A ("Program(s)") and supporting documentation delivered with the Program(s).

LICENSE: In consideration of payment of the License Fee specified in Schedule A and subject to the terms hereof, Synon grants to Licensee a perpetual, personal, non-transferable, non-exclusive license to use the Program(s) on the computer at the location specified below. Unless otherwise agreed to in writing by Synon, Licensee agrees (i) not to use the Program(s) to develop application software for entities other than Licensee, (ii) not to permit any other entity to use the Program(s) on a timesharing or other basis and, (iii) not to permit any other entity to use the application software developed by the Program(s).

Licensee agrees that, upon execution of this Agreement, the License Fee is Payable as provided in Schedule A. Failure to make payment of the License Fee when due will be a breach of this Agreement, and in the event of such a breach, Synon may render the Program(s) inoperative by withholding authorization codes and may terminate this Agreement by written notice to Licensee. Licensee acknowledges that the Program(s) will be or become inoperative if Synon withholds authorization codes.

SYNON'S RIGHTS. Synon represents and warrants that it has the right to grant this license. Synon is acting as principal and not as agent for any affiliate or related entity of Synon in granting this license. Licensee acknowledges that it has and is acquiring no rights against any affiliate or related entity of Synon or any third party who may own the Program(s).

LIMITATION OF LIABILITY. Licensee agrees that, except for Synon's obligations to indemnify Licensee under infringement actions, as provided herein, Synon's liability for damages under or in connection with this Agreement, regardless of the form of action, is limited to the License Fee received under this Agreement. In no event will Synon be liable for consequential, indirect or incidental damages, even if Synon foresees or has been advised of the possibility of those damages. Licensee acknowledges that the amount of the License Fee payable under this Agreement is related to the foregoing limitations on Synon's liability and that the License Fee would be greater if Synon's liability were not so limited.

THIS AGREEMENT INCLUDES THE TERMS SET FORTH ON THE REVERSE SIDE OF THIS SHEET. BY EXECUTION OF THIS AGREEMENT, LICENSEE ACKNOWLEDGES THAT IT HAS READ AND ACCEPTED THOSE TERMS.

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
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 LICENSEE:                                           SYNON, INC.:
          ---------------------------                            ------------------------------------------
 By:                                                 By:
    ---------------------------------                   ---------------------------------------------------
 Printed Name:                                       Printed Name:
              ----------------------                              -----------------------------------------

 Title:                          Date:               Title:                           Date:
       ------------------------       --------------       -------------------------       ----------------

 SCHEDULE A: CPU Model:                                                                  CPU Serial #:
                       ---------------------------------------------------------------                -----
   Program:                                          License Fee:                          Maint. Fee:
           ---------------------------------------               ---------------------                -----
   Program:                                          License Fee:                          Maint. Fee:
           ---------------------------------------               ---------------------                -----
   Program:                                          License Fee:                          Maint. Fee:
           ---------------------------------------               ---------------------                -----
                                         Total License Fee (US$):                          Maint. Fee:
                                                                 ---------------------                -----
                                                         Payable:                             Payable:
                                                                 ---------------------                -----
  Site Address:
               --------------------------------------------------------------------------------------------
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UPGRADES. This License is for use of the Program(s) on the CPU model specified in Schedule A. If Licensee desires to use the Program(s) on a different CPU model, Synon may charge an Upgrade Fee and an increased Maintenance Fee in accordance with Synon's policy then in effect. Failure to make payment of the
Upgrade Fee when due will be a breach of this Agreement, and in the event of such a breach, Synon may render the Program(s) inoperative on the new CPU model by withholding authorization codes. Synon will issue a new authorization code for the upgraded CPU model upon payment of the Upgrade Fee.

SUPPORT AND MAINTENANCE. Synon will provide Licensee with the following support and maintenance for the Program(s) (i) for the first 90 days from the date of this Agreement without additional charge, (ii) for the next 12 months upon payment by Licensee of the Maintenance Fee by the date specified in Schedule A and (iii) on an annual basis thereafter subject to payment of the applicable Maintenance Fee within 30 days of invoice.

          1.     Telephone support through Synon's offices;
          2. The right to receive support services at Licensee's site, at Synon's standard billing rate, subject to availability and scheduling of Synon personnel;
          3.     Updated versions of the Program(s) as they may be released; and
          4.     Error corrections as made.

WARRANTY. Synon warrants that the Program(s) will perform in substantial compliance with the reference manual supplied by Synon with the Program(s). This warranty shall extend for a period of 90 days from the date of this Agreement. Synon's sole obligations in the event of a breach of this warranty will be to correct any material defects or errors of which it is given written notice within the 90 day period or, if it fails to correct those errors within 30 days of receipt of written notice, to refund to Licensee the License Fee, if any, against return of the Program(s) and all supporting documentation. Synon also warrants that the Program(s) does not, as of the date of this Agreement, infringe any copyright, trade secret or issued United States patent of any third party. Synon's sole obligations in the event of breach of this warranty of non-infringement are those specified in this paragraph. Synon agrees to indemnify Licensee against legal fees and liability to third parties arising from any claim of such infringement. Synon shall have the right to control the defense or settlement of any such claim. If use of the Program(s) by Licensee is enjoined by any such infringement proceeding, Synon shall if possible without unreasonable expense obtain the right for Licensee to use the Program(s), or shall refund to Licensee the License Fee, if any, paid under this Agreement for the Program(s). Except for the express warranties made in this paragraph, SYNON MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROGRAM(s), INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

TAXES. Licensee agrees to pay, or reimburse Synon for, any taxes resulting from this Agreement, exclusive of taxes based on Synon's net income.

PROPRIETARY DATA. Licensee acknowledges that the Program(s) and the supporting documentation constitute and will remain property and trade secrets of Synon, its affiliates and/or third parties and their respective successors and assigns, and Licensee does not have and shall not acquire any proprietary rights thereto. Licensee agrees that it will not, and will not permit others to, copy or decompile, or use in any way not expressly authorized by this Agreement, the Program(s) or the supporting documentation. Licensee may, however, make one copy of the Program(s) for backup purposes.

TERMINATION. Synon may terminate Licensee's right to use the Program(s) by notice in writing to Licensee if Licensee breaches any material term of this Agreement and such breach is not cured within 10 days after notice from Synon to Licensee. Upon any termination of Licensee's rights to use the Program(s), Licensee shall discontinue use of the Program(s), return all copies of the Program(s) and supporting documentation and delete all copies of the Program(s) from Licensee's CPUs and certify to Synon that it has done so.

MISCELLANEOUS. This Agreement is the complete statement of the terms and conditions of Synon's license of the Program(s) and Synon's obligations to Licensee. There are no representations, warranties, undertakings or agreements between Synon and Licensee except as set forth in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement is effective upon execution by Synon at its principal office located in Larkspur, California, USA.